UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED

IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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    Cell Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ON MAY 19, 2010, CELL THERAPEUTICS, INC. (THE “COMPANY”) PUBLISHED IN ITALY A NOTICE TO SHAREHOLDERS (THE “NOTICE TO SHAREHOLDERS”) REGARDING THE RESCHEDULED DATE OF THE COMPANY’S SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 4, 2010 (THE “SPECIAL MEETING”). THE FOLLOWING IS AN ENGLISH TRANSLATION OF THE NOTICE TO SHAREHOLDERS.

ENGLISH TRANSLATION OF THE NOTICE TO SHAREHOLDERS

CELL THERAPEUTICS, INC.

Registered office: 501 Elliott Avenue West, Suite 400

Seattle, WA 98119, USA

Notice of rescheduled date of the Special Meeting of Shareholders to

Friday, June 4, 2010

To our Shareholders:

As announced on May 14, 2010, please be informed that Cell Therapeutics, Inc. (the “Company”) rescheduled the Special Meeting of Shareholders (the “Special Meeting”) from Friday, May 14, 2010 to Friday, June 4, 2010. The rescheduled Special Meeting will be held at 10 a.m. (Seattle time) on Friday, June 4, 2010, at the Company’s headquarters at 501 Elliott Avenue West, Suite 400, Seattle, Washington 98119 to discuss and resolve upon the following unchanged matters:

(i)	approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company from 810,000,000 to 1,210,000,000 and to increase the number of authorized shares of common stock of the Company from 800,000,000 to 1,200,000,000; and

(ii)	approval of an amendment to the Company’s 2007 Equity Incentive Plan, as amended (the “Plan”), to increase the number of shares of common stock available for issuance under the Plan by 40,000,000 shares

The Company’s shareholders (the “Shareholders”) are cordially invited to attend the Special Meeting in person or via a webcast. Shareholders of record at the close of business on February 19, 2010, the record date established by the Company’s Board of Directors (the “Record Date”), will be entitled to vote at the Special Meeting. The Shareholders shall have the right to exercise their voting rights at the Special Meeting even if the date of the Special Meeting is adjourned or postponed. A complete list of the Shareholders having the right to receive the call notice of the Special Meeting and to exercise his or her voting rights, will be available for review by the Shareholders, for any reason concerning the Special Meeting, at the office of the Secretary of the Company at 501 Elliott Avenue West, Suite 400, Seattle, Washington 98119 beginning ten days prior to the Special Meeting.

The Shareholders whose shares are held in Italy through Monte Titoli S.p.A. (the “Italian Shareholders”), may obtain from their intermediaries through which they hold their shares (the “Depositary Banks”) the certification for attendance at the Special Meeting (the “Certification”) which is to be presented in order to attend the Special Meeting and to vote in person. Alternatively, the Italian Shareholders may vote by mail, submitting the proxy card included in the proxy statement or available on the website of the United States Securities and Exchange Commission (the “SEC”) (www.sec.gov) and available on the Company’s website (www.celltherapeutics.com), as duly filed in, executed and delivered, to the Company’s headquarters, together with the Certification. The name indicated on the proxy card must exactly match with the name as printed on the Certification.

The proxy statement is available on the website of the SEC (www.sec.gov) and on the Company’s website (www.celltherapeutics.com) and in paper form at Depositary Banks, at the office of Borsa Italiana S.p.A. and at the office of the Company’s Italian legal counsel Legance Studio Legale Associato (contact person: Mr. Giorgio Vanzanelli) at Via Dante 7, 20123 Milan (if you have any questions, please call Omar Al Bayaty at Barabino & Partners S.p.A. at 39 02.72.02.35.35). The Shareholders are cordially invited to examine the proxy statement and, in particular, the section regarding the matters to be discussed and resolved at the Special Meeting.

In order to facilitate the voting rights related to the Company’s shares and in order to help permit the Special Meeting to achieve the quorum required and to validly resolve upon the Special Meeting matters, certain Italian banks have agreed—unless otherwise instructed by the relevant Shareholders—and have made book-entry transfer of the Company’s shares, in part or all of the shares, held in the name of and in the customers’ account by such banks, to their United States correspondent banks, which then transferred the shares to an account of the Italian bank at a United States affiliate broker-dealer on the Record Date. Under the securities laws of the United States and the rules of the New York Stock Exchange, this process permits the Company to count these shares for the purpose of achieving quorum and permits such broker-dealers to vote these shares at the Special Meeting for certain “routine” matters in the event that Italian Shareholders do not instruct their broker to vote the shares pursuant to the modalities provided in the proxy statement. The Italian Shareholders will have, in any case, the right to provide instructions to the United States affiliate broker dealer in order to abstain from taking any action with reference to the shares, including the exercise of the voting right. As a result, if a Shareholder does not exercise his or her voting right or give separate voting instructions on or before the date of the Special Meeting, the transferred shares will be voted by the United States broker pursuant to the discretionary authority granted them under Rule 452 of the New York Stock Exchange.

The Italian Shareholders may also vote via Internet or by telephone if their shares are held directly by a United States broker account in the Shareholder’s name before and at least on the Record Date. Once the shares are held by a United States broker, then an Italian Shareholder may receive the Special Meeting documentation (including the proxy statement) at his or her address, together with a security code to be used for voting on the website www.proxyvote.com or by calling the telephone number shown on the Special Meeting voting documentation. The Italian Shareholders are invited to contact their Depositary Bank to understand the procedure associated with the transfer mentioned herein. Please note that the costs derived from the transfer, including those debited or claimed by the United States broker for the management of the account in the United States, shall be borne by the Italian Shareholder requesting the transfer of its shares.

The Italian Shareholders may also request to be registered in the Company’s shareholders book at any time as a record holder. The Italian Shareholders are invited to contact their bank to understand the procedure for such registration, which would include, inter alia, the submission of a registration request (together with a ownership certification) to the Company’s transfer agent, the removal of the shares from Monte Titoli’s account and their transfer to the United States directly in name of the Italian Shareholder. Please note that registration in the Company’s shareholders book may limit the disposal rights related to the shares or make its exercise more complex.

Therefore, the Italian Shareholders are kindly invited to contact their Depositary Banks so that the Shareholders can receive the Special Meeting documentation, including the proxy card, and the instruction concerning the voting modalities.

On behalf of Company,

/s/ LOUIS A. BIANCO
Louis A. Bianco
Executive Vice President,
Finance & Administration

May 19, 2010